January 22, 2015

Vivaldi Orinda Hedged Equity Fund

Class A Shares (OHEAX)
Class I Shares (OHEIX)

A series of Advisors Series Trust (the “Trust”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information
(“SAI”) dated June 28, 2014, as supplemented

Fund Name Change

Effective December 5, 2014, the name of the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Fund”) changed to the Vivaldi Orinda Hedged Equity Fund.  Accordingly, all references to Orinda SkyView Multi-Manager Hedged Equity Fund in the Summary Prospectus, Prospectus, and SAI, each dated June 28, 2014, as supplemented, are hereby deleted and replaced with Vivaldi Orinda Hedged Equity Fund.

Resignation of Sub-Adviser

Effective at the end of business on December 5, 2014, OMT Capital Management, LLC resigned as an investment sub-adviser to the Fund.  Accordingly, all references to OMT Capital Management, LLC in the Summary Prospectus, Prospectus, and SAI, each dated June 28, 2014, as supplemented, are hereby deleted.

Change in Portfolio Manager

Effective immediately, Mr. Mark Militello of Weatherbie Capital, LLC, sub-adviser to the Fund, will no longer serve as a portfolio manager to the Fund.  Please disregard all references to Mr. Militello in the Summary Prospectus, Prospectus and SAI.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.
The date of this Supplement is January 22, 2015.